                                                                   Exhibit 10.3B


                               SECOND AMENDMENT TO
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                          THE MILLS LIMITED PARTNERSHIP

              THIS SECOND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT OF THE MILLS LIMITED PARTNERSHIP (this "Amendment"), dated as of May 11, 2001, is entered into by The Mills Corporation, a Delaware corporation, as general partner (the "General Partner") of The Mills Limited Partnership (the "Partnership"), for itself and on behalf of the limited partners of the Partnership.

              WHEREAS, the General Partner has entered into a Securities Purchase Agreement, dated as of April 27, 2001, pursuant to which the General Partner has issued shares of a newly created series of capital stock, designated Series A Cumulative Convertible Preferred Stock (the "SERIES A PREFERRED STOCK");

              WHEREAS, the General Partner has previously amended the Partnership Agreement (as defined below) to establish a new class of Units, entitled Series A Cumulative Convertible Preferred Partnership Units (the "SERIES A PREFERRED PARTNERSHIP UNIT");

              WHEREAS, Section 4.2(A) of the Limited Partnership Agreement of the Partnership, as amended (as heretofore further amended, the "Partnership Agreement") authorizes the General Partner to cause the Partnership to issue additional Partnership Units in one or more classes or series, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, all as determined by the General Partner;

              WHEREAS, the General Partner is entering into a First Amendment to Securities Purchase Agreement, dated as of May 11, 2001, and an Amended and Restated Ownership Limit Waiver Agreement, dated as of May 11, 2001, pursuant to which the General Partner has agreed to cause the Partnership to issue units of a newly created series of Partnership Units, designated Series A-2 Cumulative Convertible Preferred Partnership Unit (the "SERIES A-2 PREFERRED PARTNERSHIP UNIT"), in lieu of or in exchange for Series A Preferred Stock;

              WHEREAS, in connection with the issuance of the Series A-2 Preferred Partnership Unit, the General Partner desires to amend certain of the terms of the Series A Preferred Partnership Unit;

              WHEREAS, pursuant to the authority granted to the General Partner pursuant to Section 11.1(A) of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement (i) to establish a new class of Units, to be entitled Series A-2 Cumulative Convertible Preferred Partnership Units, and to set forth the designations, rights, powers, preferences and duties of such Series A-2 Preferred Partnership Units, which are substantially the same as those of the Series A Preferred Stock, and (ii) to amend and restate Section 4.2(D) and Exhibit 4 to the Partnership Agreement to, among other things, re-designate the Series A Preferred Partnership Units as Series A-1 Cumulative Convertible Preferred Partnership Units.

              NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement, as follows:

         1. AMENDMENT TO ARTICLE II. The second sentence of the definition of "Partnership Unit" appearing Article II of the Partnership Agreement is hereby deleted and the following sentence is inserted in its place:

         The ownership of Partnership Units may be evidenced by such form of certificate as the General Partner may adopt from time to time on behalf of the Partnership.

         2. AMENDMENTS TO SECTION 4.2.

                  (A) Section 4.2(D) of the Partnership Agreement is hereby amended and restated in its entirety as follows:

                  D. Series A-1 Preferred Partnership Units. Under the authority granted to it by Section 4.2(A) hereof, the General Partner hereby establishes an additional class of Preferred Partnership Units entitled "Series A-1 Cumulative Convertible Preferred Partnership Units" (the "SERIES A-1 PREFERRED PARTNERSHIP UNITS"). Series A-1 Preferred Partnership Units shall have the designations, preferences, rights, powers and duties as set forth in EXHIBIT 4 hereto.

                  (B) Section 4.2 of the Partnership Agreement is hereby further amended by adding after Section 4.2(D) the following section:

                  E. Series A-2 Preferred Partnership Units. Under the authority granted to it by Section 4.2(A) hereof, the General Partner hereby establishes an additional class of Preferred Partnership Units entitled "Series A-2 Cumulative Convertible Preferred Partnership Units" (the "SERIES A-2 PREFERRED PARTNERSHIP UNITS"). Series A-2 Preferred Partnership Units shall have the designations, preferences, rights, powers and duties as set forth in EXHIBIT 5 hereto.

         3. AMENDMENT AND RESTATEMENT OF SECTION 6.8(D). Section 6.8(D) is hereby amended and restated in its entirety as follows:

                      (D) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement. Any such action or omission is deemed approved by all of the Limited Partners, other than the Limited Partners who are holders of Series A-2 Preferred Partnership Units, and the General Partner shall use its best efforts to avoid adversely affecting the rights, including economic interests, of the holders of Series A-2 Preferred Partnership Units in taking any such action.

         4. AMENDMENT TO SECTION 8.4. The following Section 8.4(F) shall be inserted as a new subsection following Section 8.4(E):

                  (F) Notwithstanding Sections 8.4(A) - (E), Limited Partners who are holders of Series A-2 Preferred Partnership Units may transfer all or any portion of such units without obtaining the consent of the General Partner, provided that no Transfer of Series A-2 Preferred Partnership Units shall be made if such Transfer would (i) in the opinion of Partnership counsel, cause the Partnership to be terminated for federal income tax purposes or to be treated as an association taxable as a corporation (rather than a partnership) for federal income tax purposes, unless counsel to the holders of Series A-2 Preferred Partnership Units, reasonably acceptable to the General Partner, shall provide an opinion reasonably acceptable to the General Partner that such Transfer would not cause such termination and partnership tax treatment; (ii) be effected through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704; (iii) in the opinion of Partnership counsel, such Transfer would violate the provisions of applicable securities laws; or (iv) violate any law, rule or regulation binding on the Partnership.

         5. AMENDMENTS TO SECTION 8.5.

                  (A) Section 8.5 (A)(3) shall be amended and restated in its entirety as follows:

                  (3) The assignor or transferee pays all costs and fees incurred or charged by the Partnership to effect the Transfer and substitution except in the case of a transfer of Series A-2 Preferred Partnership Units, in which case the assignor or transferee shall pay only transfer taxes incurred by the Partnership to effect the Transfer; and

                  (B) Section 8.5(A)(4) shall be amended and restated in its entirety as follows:

                  (4) The assignor or transferee obtains the written Consent of the General Partner, which may be given or withheld in its sole and absolute discretion, except that such consent shall not be required in the case of a transfer of Series A-2 Preferred Partnership Units.

         6. EXHIBITS TO PARTNERSHIP AGREEMENT.

                  A. The General Partner shall maintain the information set forth in EXHIBIT 1 to the Partnership Agreement, as such information shall change from time to time, in such form as the General Partner deems appropriate for the conduct of the Partnership's affairs, and EXHIBIT 1 shall be deemed amended from time to time to reflect the information so maintained by the General Partner, whether or not a formal amendment to the Partnership Agreement has been executed amending such EXHIBIT 1. In addition to the designation of Series A-2 Preferred Partnership Units pursuant to this Second Amendment, such information shall reflect (and EXHIBIT 1 shall be deemed amended from time to time to reflect) the issuance of any additional Partnership Units to the General Partner or any other Person, the transfer of Partnership Units and the redemption of any Partnership Units, all as contemplated herein.

                  B. EXHIBIT 4 to the Partnership Agreement is hereby amended and restated in its entirety by the EXHIBIT 4 attached hereto.

                  C. The Partnership Agreement is hereby amended by attaching thereto as EXHIBIT 5 the EXHIBIT 5 attached hereto.

         4. CERTAIN CAPITALIZED TERMS. All capitalized terms used in this Second Amendment and not otherwise defined shall have the meanings assigned in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

         5. SEVERABILITY: If any term or other provision of this Second Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms and provisions of this Second Amendment shall remain in full force and effect and shall in no way be effectively impaired or invalidated.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

              IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to Limited Partnership Agreement as of the date first set forth above.

                               THE MILLS CORPORATION,
                               as General Partner of
                               The Mills Limited Partnership
                               and on behalf of existing Limited Partners



                               By:     /s/ PETER B. McMILLAN
                                  -------------------------------------------
                               Name:   PETER B. McMILLAN
                                    -----------------------------------------
                               Title:  PRESIDENT AND CHIEF OPERATING OFFICER
                                     ----------------------------------------

                              AMENDED AND RESTATED
                                    EXHIBIT 4
                     DESIGNATION, PREFERENCES AND RIGHTS OF
          SERIES A-1 CUMULATIVE CONVERTIBLE PREFERRED PARTNERSHIP UNITS
                        OF THE MILLS LIMITED PARTNERSHIP

              The Series A-1 Cumulative Convertible Preferred Partnership Units (the "SERIES A-1 PREFERRED UNITS") shall have the following preferences, rights, powers and duties:

         Section 1. LIQUIDATION. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the holder of the Series A-1 Preferred Units shall be entitled to receive with respect to each Series A-1 Preferred Unit that it holds an amount in cash out of the assets of the Partnership available for distribution to its Partners, pari passu with the Series A-2 Preferred Units before any payment or distribution shall be made on any Junior Partnership Units, equal to the greater of (i) the amount necessary to generate the Base Internal Rate of Return with respect to a share of Series A Preferred Stock under the Series A Preferred Stock Certificate of Designations plus all accumulated and accrued but unpaid dividends (other than Regular Dividends) to which the holders of the Series A Preferred Stock shall be entitled pursuant to the Series A Preferred Stock Certificate of Designations and (ii) the amount a holder of a share of Series A Preferred Stock would receive with respect to the Common Stock that would be issued with respect to such share of Series A Preferred Stock upon the conversion thereof as provided for in the Series A Preferred Stock Certificate of Designations, computed as if all holders of Series A Preferred Stock had converted their Series A Preferred Stock into Common Stock in accordance with the provisions of the Series A Preferred Stock Certificate of Designations immediately prior to such liquidation, dissolution or winding up. After the payment to the holder of the Series A-1 Preferred Units of the full preferential amounts provided for in this
Section 1, the holder of the Series A-1 Preferred Units as such shall have no right or claim to any of the remaining assets of the Partnership. If upon any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, the assets to be distributed to the holders of Series A Preferred Units shall be insufficient to permit the payment to such holders of the full preferential amount aforesaid, then all of the assets of the Partnership available for distribution to the holders of Series A Preferred Units shall be distributed ratably to such holders in proportion to the amount owed with respect to such units as of the date of liquidation, dissolution or winding up of the Partnership.

         Section 2. DISTRIBUTIONS.

         (A) PREFERENTIAL DISTRIBUTIONS. On each Distribution Payment Date, the holder of the Series A-1 Preferred Units shall be entitled to receive, on a pari passu basis with the holders of Series A-2 Preferred Units, distributions ("PREFERENTIAL DISTRIBUTIONS") payable in cash in an amount per Series A-1 Preferred Unit equal to the per share dividend payable on the Series A Preferred Stock on such Distribution Payment Date. The Preferential Distributions on each Series A-1 Preferred Unit shall accrue on a daily basis in an amount equal to the amount dividends accrue each day on each share of the Series A Preferred Stock under the Series A Preferred Stock Certificate of Designations from the later of the first day of issuance of any Series A-1

Preferred Unit or the last preceding Distribution Payment Date (computed with respect to each Series A-1 Preferred Unit assuming such unit was outstanding on the last preceding Distribution Payment Date). Such Preferential Distributions shall accrue whether or not they have been declared and whether or not the Partnership has the earnings, profits, surplus or other funds legally available for the payment of such distributions. All accrued and unpaid Preferential Distributions on the Series A-1 Preferred Units shall be fully paid or declared with funds irrevocably set apart for payment, and funds shall be irrevocably set apart (but need not be escrowed) for payment of Preferential Distributions on the next succeeding Distribution Payment Date, before any distribution or payment can be made with respect to any Junior Partnership Units other than distributions or payments made (1) in the form of Junior Partnership Units or REIT Shares (as defined in the Limited Partnership Agreement), (2) in connection with the reacquisition of shares of Common Stock in connection with the Escrow Agreement dated as of October 23, 1998, by and among the Partnership, Chelsea GCA Realty Partnership, LP and The First National Bank of Chicago (the "ESCROW AGREEMENT") and (3) in connection with any redemption, purchase or other acquisition made pursuant to the provisions of Article XII of the General Partner's Certificate of Incorporation. To the extent not paid on each Distribution Payment Date, all Preferential Distributions which have accrued on each Series A-1 Preferred Unit during the period ending upon each Distribution Payment Date shall be accumulated and remain unpaid Preferential Distributions with respect to such Series A-1 Preferred Units until paid.

         (B) RECORD DATE. The record date with respect to each Distribution Payment Date for purposes hereof shall be the day that is five (5) calendar days prior to such Distribution Payment Date.

         (C) PARTIAL PAYMENTS. If at any time the Partnership pays less than the total amount of Preferential Distributions then accrued with respect to all outstanding Series A Preferred Units, such payment shall be distributed ratably among the holders of such Series A Preferred Units based upon the amount owed with respect to such units.

         Section 3. REPURCHASE OF SERIES A-1 PREFERRED UNITS.

         (A) PUT OPTION. The holder of Series A-1 Preferred Units has a right (the "PUT OPTION") to require the Partnership to purchase all or any portion of the Series A-1 Preferred Units held by such holder. The Put Option shall be exercised by the holder of Series A-1 Preferred Units at such times as are set forth in this Section 3(a). At any time that the General Partner is required to purchase shares of the Series A Preferred Stock pursuant to Section 5 of the Securities Purchase Agreement, the General Partner shall exercise its Put Option and cause the Partnership to purchase the number of Series A-1 Preferred Units that is equal to the number of shares of Series A Preferred Stock that the General Partner is purchasing pursuant to the Securities Purchase Agreement at a purchase price per unit equal to the Put Option Exercise Price as determined pursuant to the Securities Purchase Agreement at the time of the purchase (the "PUT PAYMENT AMOUNT"). The Put Payment Amount shall be payable and distributed to the holder of the Series A-1 Preferred Units on or before the date fixed for the purchase of the Series A Preferred Stock by the General Partner pursuant to the Securities Purchase Agreement. Upon payment of the Put Payment

Amount to the General Partner, the number of Series A-1 Preferred Units purchased by the Partnership in connection therewith shall be deemed cancelled, all rights of the holder thereof shall cease (except for the right to receive the Put Payment Amount) and the Partnership shall not make any further distributions on such units (except for the payment of the Put Payment Amount).

         (b) CALL OPTION. The Partnership has an option (the "CALL OPTION") to require the holder of Series A-1 Preferred Units to sell all the Series A-1 Preferred Units held by such holder. At any time that the General Partner elects to purchase shares of the Series A Preferred Stock pursuant to Section 6 of the Securities Purchase Agreement, the General Partner shall cause the Partnership to exercise its Call Option to purchase all of its Series A-1 Preferred Units at a purchase price per unit equal to the Call Option Exercise Price as determined pursuant to the Securities Purchase Agreement at the time of the purchase (the "CALL PAYMENT AMOUNT"). The Call Payment Amount shall be payable and distributed to the holder of the Series A-1 Preferred Units on or before the date fixed for the purchase of the Series A Preferred Stock by the General Partner pursuant to the Securities Purchase Agreement. Upon payment of the Call Payment Amount to the General Partner, the number of Series A-1 Preferred Units purchased by the Partnership in connection therewith shall be deemed cancelled, all rights of the holder thereof shall cease (except for the right to receive the Call Payment Amount) and the Partnership shall not make any further distributions on such units (except for the payment of the Call Payment Amount).

         (c) REPURCHASE DUE TO SALE OF RESTRICTED PROPERTIES. At any time that the General Partner is required to purchase shares of the Series A Preferred Stock in connection with a Restricted Property Transaction pursuant to Section 7 of the Securities Purchase Agreement, the General Partner shall cause the Partnership to purchase the number of Series A-1 Preferred Units that is equal to the number of shares of Series A Preferred Stock that the General Partner is purchasing pursuant to the Securities Purchase Agreement at a purchase price per unit equal to the Early Sale Price or the Standard Sale Price, whichever is applicable at the time of such purchase under the Securities Purchase Agreement (the "RESTRICTED PROPERTIES PAYMENT AMOUNT"). The Restricted Properties Payment Amount shall be payable and distributed to the holder of the Series A-1 Preferred Units on or before the date fixed for the purchase of the Series A Preferred Stock by the General Partner pursuant to the Securities Purchase Agreement. Upon payment of the Restricted Properties Payment Amount to the General Partner, the number of Series A-1 Preferred Units purchased by the Partnership in connection therewith shall be deemed cancelled, all rights of the holder thereof shall cease (except for the right to receive the Restricted Properties Payment Amount) and the Partnership shall not make any further distributions on such units (except for the payment of the Restricted Properties Payment Amount).

         Section 4. CONVERSION. At any time that a holder of shares of Series A Preferred Stock converts into Common Stock shares of Series A Preferred Stock, the General Partner shall convert its Series A-1 Preferred Units into Common Units, as set forth herein. Upon each conversion of shares of Series A Preferred Stock (the "CONVERTED SERIES A PREFERRED STOCK") into Common Stock, the General Partner shall convert that portion of its Series A-1 Preferred Units equal to the number of shares of Series A Preferred Stock that are so converted. At the effective time of conversion, the Partnership shall cancel such number of Series A-1 Preferred Units and issue to the General Partner the number of Common Units equal to the number determined by dividing the number of shares of Common Stock issued upon conversion of the Converted Series A Preferred Stock by the Conversion Multiple (as defined in the Limited Partnership Agreement). In addition, upon such conversion, the holder of the Series A-1 Preferred Units shall be entitled to receive distributions payable in cash in an amount equal to the sum of all accumulated and accrued but unpaid Preferential Distributions on the Series A-1 Preferred Units that are converted and cancelled plus the amount of all cash payable by the General Partner in lieu of the issuance of any fractional share of Common Stock in connection with the conversion of the Converted Series A Preferred Stock.

         Section 5. PRIORITY OF SERIES A-1 PREFERRED UNITS; SUBORDINATION OF JUNIOR UNITS. Notwithstanding anything to the contrary herein, so long as any Series A-1 Preferred Units remain outstanding, the Series A-1 Preferred Units shall rank pari passu with the Series A-2 Preferred Units and prior to any other class or series of Partnership Units or Partnership Interests of the Partnership, whether now or hereafter authorized or outstanding, and the Partnership shall not (i) without the consent of the holder(s) of a majority of the Series A-1 Preferred Units then outstanding, declare or make any distribution with respect to any Junior Partnership Units so long as any accumulated or accrued Preferential Distributions on the Series A-1 Preferred Units as of the immediately preceding Distribution Payment Date remain unpaid or funds for the payment of all Preferential Distributions accrued since the immediately preceding Distribution Payment Date have not been irrevocably set apart (but need not be escrowed) for such payment on the next succeeding Dividend Reference Date or an Event of Noncompliance has occurred and has not been cured, or (ii) redeem, purchase or otherwise acquire directly or indirectly any Junior Partnership Units other than (1) Junior Partnership Units acquired solely in exchange for other Junior Partnership Units, (2) in connection with the reacquisition of shares of Common Stock in connection with the Escrow Agreement, (3) in connection with any redemption, purchase or other acquisition made pursuant to the provisions of Article XII of the General Partner's Certificate of Incorporation and (4) Partnership Units the purchase price of which, when aggregated with the aggregate purchase price of Partnership Units or Common Stock redeemed or purchased by the General Partner or the Partnership after the date of the filing of the Series A Preferred Stock Certificate of Designations does not exceed $50,000,000 and when aggregated with the aggregate purchase price of Partnership Units or Common Stock redeemed or purchased by the General Partner or the Partnership during any twelve month period does not exceed $25,000,000; provided, however, no such redemption, purchase or acquisition may be made if a Distribution Default, a Redemption Default or a Material Event of Noncompliance has occurred and has not been cured or a Material Event of Noncompliance would be triggered by such redemption, purchase or acquisition, in each case, if immediately after any such distribution, redemption, purchase or acquisition, any Series A-1 Preferred Unit shall be outstanding.

         Section 6. VOTING RIGHTS. Except as otherwise required by law or provided herein, the Series A-1 Preferred Units shall have no voting rights.

         Section 7. MISCELLANEOUS.

                  (a) TRANSFER. The Series A-1 Preferred Units shall be owned and held solely by the General Partner and shall not be transferable by the General Partner.

                  (b) STATUS OF REACQUIRED UNITS. All Series A-1 Preferred Units that shall have been issued and reacquired in any manner by the Partnership shall be deemed cancelled.

                  (c) CERTIFICATES. The ownership of Series A-1 Preferred Units may (but need not, in the sole discretion of the General Partner) be evidenced by one or more certificates. The General Partner shall amend Exhibit 1 of the Limited Partnership Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of the Series A-1 Preferred Units.

                  (d) GENERAL PARTNER RIGHTS. The rights of the General Partner, in its capacity as the holder of the Series A-1 Preferred Units, are in addition to and not in limitation of any other rights or authority of the General Partner in any other capacity under the Limited Partnership Agreement or applicable law. In addition, nothing contained in this EXHIBIT 4 shall be deemed to limit or otherwise restrict the authority of the General Partner under the Limited Partnership Agreement, other than in its capacity as the holder of the Series A-1 Preferred Units.

         SECTION 8. DEFINITIONS.

         "BASE INTERNAL RATE OF RETURN" shall have the meaning ascribed thereto in the Series A Preferred Stock Certificate of Designations.

         "CALL OPTION" shall have the meaning set forth in Section 3(b) hereof.

         "CALL OPTION EXERCISE PRICE" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

         "CALL PAYMENT AMOUNT" shall have the meaning set forth in Section 3(b) hereof.

         "COMMON STOCK" means the voting common stock, par value $0.01 per share of the Corporation.

         "COMMON UNIT" shall have the meaning ascribed thereto in the Limited Partnership Agreement.

         "CONVERTED SERIES A PREFERRED STOCK" shall have the meaning set forth in Section 4 hereof.

         "DISTRIBUTION DEFAULT" means the non-payment in full of all accumulated or accrued Preferential Distributions as of any Distribution Payment Date for any reason on or before the date which is 30 days after such Distribution Payment Date.

         "DISTRIBUTION PAYMENT DATE" means each Dividend Reference Date under the Series A Preferred Stock Certificate of Designations.

         "EARLY SALE PRICE" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

         "ESCROW AGREEMENT" shall have the meaning set forth in Section 2(a) hereof.

         "EVENT OF NONCOMPLIANCE" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "GENERAL PARTNER" shall mean The Mills Corporation, a Delaware corporation.

         "JUNIOR PARTNERSHIP UNITS" means any Partnership Interests or Partnership Units of the Partnership other than the Series A Preferred Units.

         "LIMITED PARTNERSHIP AGREEMENT" shall mean The Mills Limited Partnership Limited Partnership Agreement, as amended.

         "MATERIAL EVENT OR NONCOMPLIANCE" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "PARTNERSHIP" means The Mills Limited Partnership.

         "PARTNERSHIP UNIT" shall have the meaning ascribed thereto in the Limited Partnership Agreement.

         "PREFERENTIAL DISTRIBUTIONS" shall have the meaning set forth in
Section 2(a) hereof.

         "PUT OPTION" shall have the meaning set forth in Section 3(a) hereof.

         "PUT OPTION EXERCISE PRICE" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

         "PUT PAYMENT AMOUNT" shall have the meaning set forth in Section 3(a) hereof.

         "REDEMPTION DEFAULT" means the non-payment in full of all payments due by the Partnership when and as such payments become due in connection with the events described under Section 3 of this Certificate of Designation.

         "REGULAR DIVIDENDS" shall have the meaning ascribed thereto in the Series A Preferred Stock Certificate of Designations.

         "RESTRICTED PROPERTIES PAYMENT AMOUNT" shall have the meaning set forth in Section 3(c) hereof.

         "RESTRICTED PROPERTY TRANSACTION" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

         "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of April 27, 2001, by and between the Corporation and iStar Preferred Holdings LLC, a Delaware limited liability company, pursuant to which shares of the

Series A Preferred Stock were issued, as such agreement may be amended from time to time in accordance with its terms.

         "SERIES A PREFERRED STOCK" shall mean the Series A Cumulative Convertible Preferred Stock, par value $.01 per share, of the General Partner as designated pursuant to the Series A Preferred Stock Certificate of Designations.

         "SERIES A PREFERRED STOCK CERTIFICATE OF DESIGNATIONS" shall mean the Certificate of Designations, Preferences and Rights Relating to the Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the General Partner.

                  "SERIES A PREFERRED UNITS" means the Series A-1 Preferred Units and the Series A-2 Preferred Units.

                  "SERIES A-2 PREFERRED UNITS" means Series A-2 Cumulative Convertible Preferred Partnership Units of the Partnership.

         "STANDARD SALE PRICE" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

                                    EXHIBIT 5
                     DESIGNATION, PREFERENCES AND RIGHTS OF
          SERIES A-2 CUMULATIVE CONVERTIBLE PREFERRED PARTNERSHIP UNITS
                        OF THE MILLS LIMITED PARTNERSHIP

         The Series A-2 Cumulative Convertible Preferred Partnership Units (the "SERIES A-2 PREFERRED UNITS") shall have the preferences, rights, powers and duties set forth herein. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in Section 8.

         Section 1. LIQUIDATION. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, each holder of Series A-2 Preferred Units shall be entitled to receive with respect to each Series A-2 Preferred Unit that such holder holds an amount in cash out of the assets of the Partnership available for distribution to its Partners, pari passu with the Series A-1 Preferred Units but before any payment or distribution shall be made on any Junior Partnership Units, equal to the greater of (i) the amount necessary to generate the Base Internal Rate of Return with respect to each such Series A-2 Preferred Unit plus all accumulated and accrued but unpaid distributions (other than Regular Distributions) to which the holder of such Series A-2 Preferred Units shall be entitled pursuant to the terms hereof and
(ii) the amount such holder would receive with respect to the Common Units that would be issued with respect to such Series A-2 Preferred Unit upon the conversion thereof as provided for herein, computed as if all holders of Series A-2 Preferred Units had converted their Series A-2 Preferred Units into Common Units in accordance with the provisions hereof immediately prior to such liquidation, dissolution or winding up. After the payment to the holders of the Series A-2 Preferred Units of the full preferential amounts provided for in this
Section 1, the holders of the Series A-2 Preferred Units as such shall have no right or claim to any of the remaining assets of the Partnership. If upon any liquidation, dissolution or winding up of the Partnership, whether voluntary or involuntary, the assets to be distributed to the holders of Series A Preferred Units shall be insufficient to permit the payment to such holders of the full preferential amounts payable thereon, then all of the assets of the Partnership available for distribution to the holders of the Series A Preferred Units shall be distributed ratably to such holders in proportion to the amount owed with respect to such units as of the date of liquidation, dissolution or winding up of the Partnership.

         Section 2. DISTRIBUTIONS.

         (a) REGULAR DISTRIBUTIONS. On each Distribution Payment Date, each holder of Series A-2 Preferred Units shall be entitled to receive, on a pari passu basis with the holders of the Series A-1 Preferred Units, distributions ("PREFERENTIAL DISTRIBUTIONS") payable in cash in an amount as provided herein. Except as otherwise provided herein, the Preferential Distributions on each Series A-2 Preferred Unit shall accrue on a daily basis on the Series A-2 Stated Liquidation Value of each Series A-2 Preferred Unit at the applicable Distribution Rate from the later of the first date of issuance of any Series A-2 Preferred Unit or the last preceding Distribution Payment Date (computed with respect to each Series A-2 Preferred Unit assuming such unit was outstanding on the last preceding Distribution Payment Date). Except as otherwise provided herein, the Distribution Rate shall be the Regular Distribution

Rate. Such Preferential Distributions shall accrue whether or not they have been declared and whether or not the Partnership has the earnings, profits, surplus or other funds legally available for the payment of such distributions. All accrued and unpaid Preferential Distributions on the Series A-2 Preferred Units shall be fully paid or declared with funds irrevocably set apart for payment, and funds shall be irrevocably set apart (but need not be escrowed) for payment of Preferential Distributions on the next succeeding Distribution Payment Date, before any distribution or payment can be made with respect to any Junior Partnership Units other than distributions or payments made (1) in the form of Junior Partnership Units or REIT Shares (as defined in the Limited Partnership Agreement), (2) in connection with the reacquisition of shares of Common Stock in connection with the Escrow Agreement dated as of October 23, 1998, by and among the Partnership, Chelsea GCA Realty Partnership, LP and The First National Bank of Chicago (the "ESCROW AGREEMENT") and (3) in connection with any redemption, purchase or other acquisition made pursuant to the provisions of
Article XII of the General Partner's Certificate of Incorporation. To the extent not paid on each Distribution Payment Date, all Preferential Distributions which have accrued on each Series A-2 Preferred Unit during the period ending upon each Distribution Payment Date shall be accumulated and remain unpaid Preferential Distributions with respect to such Series A-2 Preferred Unit until paid.

         (b) PAYMENT DATES. Except as otherwise provided herein, each June 30 and December 31 of each year shall constitute "DISTRIBUTION PAYMENT DATES" for purposes hereof. The record date with respect to each Distribution Payment Date for purposes hereof shall be the day that is five (5) calendar days prior to such Distribution Payment Date. To the extent not paid on the business day immediately following the business day immediately prior to each Distribution Payment Date, all Preferential Distributions which have accrued on each Series A-2 Preferred Unit during the period ending upon each Distribution Payment Date shall be accumulated and shall be added to the Series A-2 Stated Liquidation Value (so that such accumulated distributions will compound) of each such Series A-2 Preferred Unit and remain unpaid Preferential Distributions with respect to such Series A-2 Preferred Unit until paid. Upon payment of any accumulated and unpaid distributions that have been added to the Series A-2 Stated Liquidation Value, the Series A-2 Stated Liquidation Value shall be reduced by the amount of such distributions so paid. If an Event of Noncompliance occurs or two semi-annual Preferential Distribution payments are not paid within 30 days of the applicable Distribution Payment Dates (whether or not subsequently cured), thereafter the "Distribution Payment Dates" shall be June 30, September 30, December 31 and March 31.

         (c) PARTIAL PAYMENTS. If at any time the Partnership pays less than the total amount of Preferential Distributions then accrued with respect to all outstanding Series A Preferred Units, such payment shall be distributed ratably among the holders of such Series A Preferred Units based upon the amount owed with respect to such units.

         (d) INCREASED DISTRIBUTIONS. If for any reason any Series A-2 Preferred Units remain outstanding on, or are issued after, April 30, 2004 (the "INCREASED DISTRIBUTION DATE"), then the Distribution Rate shall be increased as of the Increased Distribution Date to the Increased Distribution Rate until such time as no Series A-2 Preferred Units remain outstanding. Notwithstanding the foregoing, the Partnership shall pay Preferential Distributions due and payable to the holders of the Series A-2 Preferred Units on each Distribution Payment Date during the period beginning on the Increased Distribution Date and ending on the day that is six (6) months after the Increased Distribution Date at the Distribution Rate that would have been in effect but for the foregoing sentence, and if no Series A-2 Preferred Units remain outstanding on the day that is six
(6) months after the Increased Distribution Date, any accrued but unpaid Preferential Distribution in excess of distributions that would have accrued at the Distribution Rate that would have been in effect but for the foregoing sentence shall not be paid. All Preferential Distributions which have accrued on each Series A-2 Preferred Unit at the Increased Distribution Rate and which remain unpaid at the end of such six (6) month period shall be due and payable at the end of the six (6) month period.

         (e) DISTRIBUTIONS ON COMMON UNITS. Notwithstanding the foregoing, if on a Distribution Payment Date (i) the amount of the distribution that would be paid with respect to a Series A-2 Preferred Unit if such Series A-2 Preferred Unit had been converted into Common Units as provided herein is greater than
(ii) the amount of the distribution that otherwise would be paid with respect to such Series A-2 Preferred Unit, the Preferential Distribution payable with respect to such Series A-2 Preferred Unit shall be the distribution described in
(i) above. The determination to be made in (i) in the preceding sentence shall be based upon the distribution payment date for the Common Units that occurs simultaneously with, or immediately precedes, the applicable Distribution Payment Date.

         Section 3. REPURCHASE OF SERIES A-2 PREFERRED UNITS.

         (a) PUT OPTION. Each holder of Series A-2 Preferred Units has a right and option (the "PUT OPTION") to require the Partnership to purchase all or any portion of the Series A-2 Preferred Units held by such holder. The Put Option may be exercised by any holder of Series A-2 Preferred Units at such times as are set forth in this Section 3(a). At any time that a holder of Series A Preferred Stock has the right to require the General Partner to purchase shares of the Series A-2 Preferred Stock pursuant to Section 5 of the Securities Purchase Agreement, each holder of Series A-2 Preferred Units shall have the right to exercise a Put Option and cause the Partnership to purchase all or any portion of the number of Series A-2 Preferred Units held by such holder. The purchase price per Series A-2 Preferred Unit shall be equal to the applicable Put Option Exercise Price (the "PUT PAYMENT AMOUNT"). Upon notice to the Partnership, each holder of Series A-2 Preferred Units shall have the right to require the Partnership to purchase all or any portion of its Series A-2 Preferred Units. The provisions of the final two sentences of Section 5(b) of the Securities Purchase Agreement shall apply to the exercise by the holders of Series A-2 Preferred Units of the Put Option substituting Series A-2 Preferred Units for Preferred Shares and the Partnership for the Company. Upon payment of the Put Payment Amount to the holders thereof, the Series A-2 Preferred Units purchased by the Partnership shall be deemed cancelled, all rights of the holder thereof shall cease and the Partnership shall not make any further distributions on such units.

         (b) CALL OPTION. The Partnership has an option (the "CALL OPTION") to require each holder of Series A-2 Preferred

Units to sell all the Series A-2 Preferred Units held by each such holder. At any time that the General Partner elects to purchase shares of the Series A -2 Preferred Stock pursuant to Section 6 of the Securities Purchase Agreement, the General Partner shall cause the Partnership to exercise its Call Option to purchase all outstanding Series A-2 Preferred Units at a purchase price per Series A Preferred Unit equal to the applicable Call Option Exercise Price, which, in accordance with the provisions of Section 6(d) of the Securities Purchase Agreement, may be increased to the Increased Call Payment (the "CALL PAYMENT AMOUNT"). The Call Payment Amount shall be payable and distributed to each holder of the Series A-2 Preferred Units on the date fixed for the purchase of the Series A Preferred Stock by the General Partner pursuant to the Securities Purchase Agreement. Upon payment of the Call Payment Amount to the holders of the Series A-2 Preferred Units, the Series A-2 Preferred Units purchased by the Partnership shall be deemed cancelled, all rights of the holder thereof shall cease and the Partnership shall not make any further distributions on such units. The provisions of the final two sentences of Section 6(d) of the Securities Purchase Agreement shall apply to the exercise by the holders of Series A-2 Preferred Units of the Put Option substituting Series A-2 Preferred Units for Preferred Shares and the Partnership for the Company.

         (c) REPURCHASE DUE TO SALE OF RESTRICTED PROPERTIES. At any time that the Company is required to purchase shares of the Series A Preferred Stock in connection with a Restricted Property Transaction pursuant to Section 7 of the Securities Purchase Agreement, each holder of Series A-2 Preferred Units shall have the right to cause the Partnership to purchase a portion (which may be as many as all) of the Series A-2 Preferred Units held by such holder. The purchase price per Series A-2 Preferred Unit shall be equal to the Early Sale Repurchase Price or the Standard Sale Repurchase Price, whichever is applicable at the time of such purchase under the Securities Purchase Agreement (the "RESTRICTED PROPERTIES PAYMENT AMOUNT"). The Restricted Properties Payment Amount shall be payable and distributed to the holder of the Series A-2 Preferred Units on the date fixed for the purchase of the Series A Preferred Stock by the Company pursuant to the Securities Purchase Agreement. Upon payment of the Restricted Properties Payment Amount to the holder of the Series A-2 Preferred Unit, the number of Series A-2 Preferred Units purchased by the Partnership in connection therewith shall be deemed cancelled, all rights of the holder thereof shall cease (except for the right to receive the Restricted Properties Payment Amount) and the Partnership shall not make any further distributions on such units (except for the payment of the Restricted Properties Payment Amount). The aggregate amount of Series A-2 Preferred Units plus shares of Series A Preferred Stock that the Partnership and the Company, respectively, shall be obligated to purchase in connection with a Restricted Property Transaction shall be equal to the applicable release price set forth in Schedule 7 to the Securities Purchase Agreement for the Restricted Property (as defined therein) which is the subject of the Restricted Property Transaction divided by $100. If, in accordance with the Securities Purchase Agreement, not all the shares of Series A Preferred Stock and Series A-2 Preferred Units requested to be repurchased by the General Partner and the Partnership, as applicable, in connection with a Restricted Property Transaction are to be repurchased, repurchases of shares of Series A Preferred Stock and Series A-2 Preferred Units shall be made ratably from each holder requesting a purchase;

provided that no holder shall have repurchased from such holder more shares and units than such holder has requested to have repurchased.

         Section 4.    CONVERSION.

                  4.1  CONVERSION PROCEDURE.

                           (a) At any time and from time to time, any holder of
Series A-2 Preferred Units may convert all or any portion of the Series A-2 Preferred Units (including any fraction of a unit) held by such holder into the number of Common Units determined by (i) multiplying the number of Series A-2 Preferred Units to be converted by the Series A-2 Conversion Value and (ii) dividing the resulting product by the Series A-2 Conversion Price then in effect. In addition, upon conversion of Series A-2 Preferred Units, the holder thereof shall be entitled to payment of an amount in cash equal to the sum of all accumulated and accrued but unpaid Preferential Distributions on the converted Series A-2 Preferred Units.

                           (b) Each conversion of Series A-2 Preferred Units
will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing the Series A-2 Preferred Units to be converted have been surrendered at the principal office of the Partnership. At such time as such conversion has been effected, the rights of the holder of such Series A-2 Preferred Units as such holder will cease and the Person or Persons in whose name or names such Common Units are to be issued as specified by the converting holder upon such conversion will be deemed to have become the holder or holders of record of the Common Units issued upon conversion.

                           (c) As soon as possible after a conversion has been
effected (but in any event within ten (10) days in the case of Section 4.1(c)(i) and (ii) below), the Partnership will deliver to the converting holder:

                  (i) payment of the amounts payable under Section 4.1(a) above and Section 4.1(f) below with respect to such conversion; and

                  (ii) a certificate representing any Series A-2 Preferred Units which were represented by the certificate or certificates delivered to the Partnership in connection with such conversion but which were not converted.

         (d) Upon conversion of each Series A-2 Preferred Unit, the Partnership will take all such actions as are necessary in order to insure that the Common Units issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

         (e) The Partnership will not close its books against the transfer of Series A-2 Preferred Units or Common Units issued or issuable upon conversion of Series A-2 Preferred Units in any manner which interferes with the timely conversion of Series A-2 Preferred Units, except that upon conversion of any Series A-2 Preferred Units no Common Unit issued upon the conversion thereof may be sold or transferred before the date that is thirty two (32) days after the date of the conversion, as determined pursuant to Section 4.1(b) above, without the Partnership's consent, and no sale or transfer prior to such date will be recorded on the Partnership's books without the Partnership's consent.

                  (f) If any fractional interest in a Common Unit would, except for the provisions of this Section 4.1(f), be deliverable upon any conversion of the Series A-2 Preferred Units, the Partnership, in lieu of delivering the fractional unit therefor, may pay an amount to the holder thereof equal to the Market Price of such fractional interest as of the date of conversion.

                  (g) The Partnership shall at all times reserve and keep available, out of its authorized but unissued Common Units, such number of Common Units as would be issuable upon the conversion of all Series A-2 Preferred Units then outstanding.

         4.2 SUBDIVISION OR COMBINATION OF COMMON UNITS. If the Partnership at any time subdivides (by any unit split, unit distribution, recapitalization or otherwise) its outstanding Common Units into a greater number of units, the Series A-2 Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Partnership at any time combines (by reverse unit split or otherwise) its outstanding Common Units into a smaller number of units, the Series A-2 Conversion Price in effect immediately prior to such combination will be proportionately increased.

         4.3 ORGANIC CHANGE. Upon the consummation of an Organic Change, the terms of the Series A-2 Preferred Units shall be deemed modified, without payment of any additional consideration therefor, so as to provide that upon the conversion of Series A-2 Preferred Units following the consummation of such Organic Change, the holder of such Series A-2 Preferred Units shall have the right to acquire and receive (in lieu of or in addition to the Common Units that would have been acquirable and receivable in the absence of the Organic Change) such shares of stock, securities or assets as such holder would have received if such holder had converted its Series A-2 Preferred Units into Common Units immediately prior to such Organic Change, giving effect to any adjustment of the Series A-2 Conversion Price made after the date of consummation of the Organic Change. All other terms of the Series A-2 Preferred Units shall remain in full force and effect following such an Organic Change (including its rights, preferences and privileges relative to other capital stock). The provisions of this Section 4.3 shall similarly apply to successive Organic Changes.

         4.4 NOTICES.

                  (a) Immediately upon any adjustment of the Series A-2 Conversion Price, the Partnership shall give written notice thereof to all holders of Series A-2 Preferred Units specifying the Series A-2 Conversion Price in effect thereafter and the calculation thereof.

                  (b) The Partnership shall give written notice to all holders of Series A-2 Preferred Units at least twenty (20) days prior to the date on which the Partnership closes its books or takes a record for determining rights to vote with respect to any Organic Change, dissolution or liquidation. The Partnership shall also give written notice to the holders of Series A-2 Preferred Units at least twenty
(20) days prior to the date on which any Organic Change shall occur.

                  4.5 CERTAIN EVENTS. If any event similar to or of the type contemplated by the provisions of this Section 4, but not expressly provided for by such provisions, occurs, then the General Partner will make an appropriate and equitable adjustment in the Series A-2 Conversion Price so as to protect the rights of the holders of Series A-2 Preferred Units; provided that no such adjustment will increase the Series A-2 Conversion Price as otherwise determined pursuant to this Section 4 or decrease the number of Common Units issuable upon conversion of each Series A-2 Preferred Unit.

         Section 5. PRIORITY OF SERIES A-2 PREFERRED UNITS; SUBORDINATION OF JUNIOR PARTNERSHIP UNITS. Notwithstanding anything to the contrary herein, so long as any Series A-2 Preferred Units remain outstanding, the Series A-2 Preferred Units shall rank pari passu with the Series A-1 Preferred Units and prior to any other class or series of Partnership Units or Partnership Interests of the Partnership, whether now or hereafter authorized or outstanding, and the Partnership shall not (i) without the consent of the holder(s) of a majority of the Series A-2 Preferred Units then outstanding, declare or make any distribution with respect to any Junior Partnership Units so long as any accumulated or accrued Preferential Distributions on the Series A-2 Preferred Units as of the immediately preceding Distribution Payment Date remain unpaid or funds for the payment of all Preferential Distributions accrued since the immediately preceding Distribution Payment Date have not been irrevocably set apart (but need not be escrowed) for such payment on the next succeeding Distribution Payment Date or an Event of Noncompliance has occurred and has not been cured, or (ii) redeem, purchase or otherwise acquire directly or indirectly any Junior Partnership Units other than (1) Junior Partnership Units acquired solely in exchange for other Junior Partnership Units, (2) in connection with the reacquisition of shares of Common Stock in connection with the Escrow Agreement, (3) in connection with any redemption, purchase or other acquisition made pursuant to the provisions of Article XII of the General Partner's Certificate of Incorporation and (4) Partnership Units the purchase price of which, when aggregated with the aggregate purchase price of Partnership Units or Common Stock redeemed or purchased by the General Partner or the Partnership after the date of the filing of the Series A Preferred Stock Certificate of Designations does not exceed $50,000,000 and when aggregated with the aggregate purchase price of Partnership Units or Common Stock redeemed or purchased by the General Partner or the Partnership during any twelve month period does not exceed $25,000,000; provided, however, no such redemption, purchase or acquisition may be made if a Distribution Default, a Redemption Default or a Material Event of Noncompliance has occurred and has not been cured or a Material Event of Noncompliance would be triggered by such redemption, purchase or acquisition, in each case, if immediately after any such distribution, redemption, purchase or acquisition, any Series A-2 Preferred Unit shall be outstanding.

         Section 6. VOTING RIGHTS. Except as otherwise required by law or provided herein, the Series A-2 Preferred Units shall have no voting rights.

         Section 7. MISCELLANEOUS.

                  (a) STATUS OF REACQUIRED UNITS. All Series A-2 Preferred Units that shall have been issued and reacquired in any manner by the Partnership shall be deemed cancelled.

                  (b) CERTIFICATES. The ownership of Series A-2 Preferred Units shall be evidenced by one or more certificates. The General Partner shall amend
Exhibit 1 of the Limited Partnership Agreement from time to time to the extent necessary to reflect accurately the issuance of, and subsequent conversion, redemption, or any other event having an effect on the ownership of the Series A-2 Preferred Units. Each such certificate will be signed in the name of the Partnership by its General Partner by the Chairman of the Board of Directors of the General Partner or the President or a Vice President of the General Partner, and by the Treasurer or an Assistant or Deputy Treasurer or the Secretary or an Assistant or Deputy Secretary of the General Partner certifying the number of Series A-2 Preferred Units in the Partnership owned by such holder.

                  (c) REGISTRATION OF TRANSFER. Upon the surrender of any certificate representing Series A-2 Preferred Units at the principal office of the General Partner, the Partnership will, at the request of the holder of such certificate, execute and deliver (at the Partnership's expense, except that such holder shall pay any transfer tax which is due if the certificate is to be registered in the name of a new holder) a new certificate or certificates in exchange therefor representing in the aggregate the number of Series A-2 Preferred Units represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of Series A-2 Preferred Units as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and distributions will accrue on the Series A-2 Preferred Units represented by such new certificate from the date to which distributions have been fully paid on such Series A-2 Preferred Units represented by the surrendered certificate.

                  (d) REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Partnership (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Series A-2 Preferred Units, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Partnership (provided that an institutional holder's own unsecured indemnity agreement will be satisfactory) or, in the case of any such mutilation upon surrender of such certificate, the Partnership will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Series A-2 Preferred Units of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and distributions will accrue on the Series A-2 Preferred Units represented by such new certificate from the date to which distributions have been fully paid on such lost, stolen, destroyed or mutilated certificate.

         SECTION 8. DEFINITIONS.

         "BASE INTERNAL RATE OF RETURN" means, with respect to each Series A-2 Preferred Unit, that amount which, after taking into account (i) the timing and payment of the Regular Dividends on the initial Stated Liquidation Value (as defined in the Series A

Preferred Stock Certificate of Designation) paid in cash on the Predecessor Series A Preferred Share of such Series A-2 Preferred Unit at the Regular Dividend Rate and the payment of Regular Dividends pursuant to Section 2(e) of the Series A Preferred Stock Certificate of Designations (but not including the payment of any other dividends) paid in cash on such Predecessor Series A Preferred Share (computed applying the assumption regarding dividends set forth in the definition of "Internal Rate of Return" in the Series A Preferred Stock Certificate of Designation) and (ii) the timing and payment of the Regular Distributions on the initial Series A-2 Stated Liquidation Value (i.e., $100, as adjusted pursuant to the first parenthetical in the definition of Series A-2 Stated Liquidation Value herein) paid in cash on such Series A-2 Preferred Unit at the Regular Distribution Rate and the payment of Regular Distributions pursuant to Section 2(e) hereof (but not including the payment of any other distributions) paid in cash on such Series A-2 Preferred Unit (computed applying the assumption regarding distributions set forth in the definition of "Internal Rate of Return" herein), results in a [CONFIDENTIAL TREATMENT REQUESTED]*% Internal Rate of Return (compounded as described in the sample calculation attached to the Securities Purchase Agreement) on the purchase price of such Predecessor Series A Preferred Share from the date of purchase of such Predecessor Series A Preferred Share (computed applying the assumption regarding the purchase of Predecessor Series A Preferred Shares set forth in the definition of "Internal Rate of Return" herein), through the date of payment to such Series A-2 Preferred Unit upon the liquidation, dissolution or winding up of the Partnership or upon the repurchase or conversion of such Series A-2 Preferred Unit.

         "CALL OPTION" shall have the meaning set forth in Section 3(b) hereof.

         "CALL OPTION EXERCISE PRICE" means, with respect to each Series A-2 Preferred Unit, an amount equal to : (i) if the Call Option is being exercised prior to April 30, 2002 in connection with a Kan Am Redemption (as defined in the Securities Purchase Agreement), the greater of (A) $[CONFIDENTIAL
TREATMENT REQUESTED]* plus all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit through the date of repurchase by the Partnership and (B) the Early Call Repurchase Price (as hereinafter defined),
(ii) if the Call Option is being exercised on any day after April 30, 2002 but prior to the date which is thirty (30) months after May 11, 2001 (the "EARLY CALL PERIOD"), $100 plus the Yield Maintenance Premium (the "EARLY CALL REPURCHASE PRICE") and (iii) if the Call Option is being exercised on any day on or after 30 months from May 11, 2001, the Standard Call Payment.

         "CALL PAYMENT AMOUNT" shall have the meaning set forth in Section 3(b) hereof.

         "CHANGE OF CONTROL" shall have the meaning ascribed thereto in the Securities Purchase Agreement.

         "COMMON STOCK" means the voting common stock, par value $0.01 per share of the General Partner.

         "COMMON UNIT" shall have the meaning ascribed thereto in the Limited Partnership Agreement.


----------------
*[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment is being requested. All such omitted material is being filed with The Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

         "DISTRIBUTION DEFAULT" means the non-payment in full of all accumulated or accrued Preferential Distributions as of any Distribution Payment Date for any reason on or before the date which is 30 days after such Distribution Payment Date.

         "DISTRIBUTION PAYMENT DATE" shall have the meaning set forth in Section 2(b).

         "DISTRIBUTION RATE" means the distribution rate applicable to the Series A-2 Preferred Units from time to time provided herein.

         "EARLY SALE REPURCHASE PRICE" means, with respect to a Series A-2 Preferred Unit, (i) $100 plus (ii) the Yield Maintenance Premium plus any additional distributions (other than Regular Distributions) accrued and unpaid on such Series A-2 Preferred Unit.

         "ESCROW AGREEMENT" shall have the meaning set forth in Section 2(a).

         "EVENT OF NONCOMPLIANCE" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "FAILURE BY THE COMPANY TO MAINTAIN REIT STATUS" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "GENERAL PARTNER" shall mean The Mills Corporation, a Delaware corporation.

         "INCREASED CALL PAYMENT" means, with respect to any Series A-2 Preferred Unit, (i) the amount necessary to generate the Base Internal Rate of Return (as defined herein, but computed substituting [CONFIDENTIAL TREATMENT REQUESTED]*% for [CONFIDENTIAL TREATMENT REQUESTED]*% in such definition) on such Series A-2 Preferred Unit plus (ii) the amount of all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit (other than Regular Distributions), computed as of the date of repurchase by the Partnership. For avoidance of doubt, if the Increased Call Payment becomes payable pursuant to the terms hereof and is not paid for any reason prior to any voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the excess of the amount of the Increased Call Payment over the amount payable under Section 1 hereof in such liquidation, dissolution or winding up shall be paid with respect to such Series A-2 Preferred Unit in addition to the amount payable under such Section 1 prior to any payment or distribution on any Junior Partnership Units.

         "INCREASED DISTRIBUTION RATE" means (i) as of the Increased Distribution Date, an amount equal to the Regular Distribution Rate plus [CONFIDENTIAL TREATMENT REQUESTED]* basis points per annum and (ii) as of any Distribution Payment Date after the Increased Distribution Date, the Distribution Rate then in effect plus [CONFIDENTIAL TREATMENT REQUESTED]* basis points per annum, provided, however, the Increased Distribution Rate shall in no event exceed [CONFIDENTIAL TREATMENT REQUESTED]*% per annum; provided further, however, that in the event there are four (4) Distribution Payment Dates per year, then each addition to the Distribution Rate made on a Distribution
Payment Date under (ii) shall be in an amount no more than [CONFIDENTIAL TREATMENT REQUESTED]* basis points per annum instead of [CONFIDENTIAL TREATMENT REQUESTED]* basis points per annum.

         "INCREASED PUT PAYMENT" means, with respect to any Series A-2 Preferred Unit, (i) the amount necessary to generate the Base Internal Rate of Return (as defined


----------------
*[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment is being requested. All such omitted material is being filed with The Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

herein but computed substituting [CONFIDENTIAL TREATMENT REQUESTED]*% for [CONFIDENTIAL TREATMENT REQUESTED]*% in such definition) on such Series A-2 Preferred Unit, plus (ii) the amount of all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit (other than Regular Distributions) computed as of the date of repurchase by the Partnership. For avoidance of doubt, if the Increased Put Payment becomes payable pursuant to the terms of this Certificate of Designation and is not paid for any reason prior to any voluntary or involuntary liquidation or winding up of the Partnership, the excess of the amount of the Increased Put Payment over the amount payable under Section 1 herein in such a liquidation or winding up of the Partnership shall be paid with respect to such Series A-2 Preferred Unit in addition to the amount payable under Section 1 herein prior to any payment or distribution on any Junior Partnership Units.

         "INTERNAL RATE OF RETURN" means, with respect to a payment calculation relative to a Series A-2 Preferred Unit then outstanding, the internal rate of return calculated as shown in the exhibit attached to the Securities Purchase Agreement and which is based on the purchase price of the Predecessor Series A Preferred Share for such Series A-2 Preferred Unit and the timing and amount of the aggregate relevant cash payments by the Company (other than Regular Dividends) with respect to such Predecessor Series A Preferred Share and the timing and amount of the aggregate relevant cash payments by the Partnership (other than Regular Distributions) with respect to such Series A-2 Preferred Unit. For the purposes of computing the Internal Rate of Return for each Series A-2 Preferred Unit, it shall be assumed that the Predecessor Series A Preferred Share for each such Series A-2 Preferred Unit, regardless of when actually issued, was issued on April 30, 2001, with one-third of the purchase price for such Predecessor Series A Preferred Share paid on such date, and two-thirds of the purchase price for such Predecessor Series A Preferred Share paid on May 31, 2001.

         "JUNIOR PARTNERSHIP UNITS" means any Partnership Interests or Partnership Units of the Partnership other than the Series A-1 Preferred Units and the Series A-2 Preferred Units.

         "KAN AM REDEMPTION" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "LIMITED PARTNERSHIP AGREEMENT" shall mean The Mills Limited Partnership Limited Partnership Agreement, as amended.

         "MARKET PRICE" shall mean the fair market value of a Series A-2 Preferred Unit as determined in good faith by the General Partner.

         "MATERIAL EVENT OR NONCOMPLIANCE" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "ORGANIC CHANGE" shall mean any capital reorganization or reclassification of the Partnership which is effected in such a way that holders of Common Units are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Units.


----------------
*[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment is being requested. All such omitted material is being filed with The Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

         "PARTNERS" means partners of the Partnership.

         "PARTNERSHIP" means The Mills Limited Partnership, a Delaware limited partnership.

         "PARTNERSHIP UNIT" shall have the meaning ascribed thereto in the Limited Partnership Agreement.

         "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

         "PREDECESSOR SERIES A PREFERRED SHARE" means, with respect to a Series A-2 Preferred Unit issued upon the conversion or exchange of Series A Preferred Stock, the Series A Preferred Share that is converted into such Series A-2 Preferred Unit or that is contributed to the Partnership in exchange for the issuance of such Series A-2 Preferred Unit.

         "PREFERENTIAL DISTRIBUTIONS" shall have the meaning set forth in
Section 2(a) hereof.

         "PUT OPTION" shall have the meaning set forth in Section 3(a) hereof.

                           "PUT OPTION EXERCISE PRICE" means, with respect to
each Series A-2 Preferred Unit, an amount equal to:

                  (a) if a Change in Control occurs on or prior to April 30, 2002, the greater of (A) $[CONFIDENTIAL TREATMENT REQUESTED]* plus all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit through the date of repurchase by the Partnership and
        (B) the Standard Put Payment;

                  (b) if a Change in Control occurs after April 30, 2002 but on or prior to April 30, 2003, the greater of (A) $[CONFIDENTIAL TREATMENT REQUESTED]* plus all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit through the date of repurchase by the Partnership and (B) the Standard Put Payment;

                  (c) if a Change in Control occurs after April 30, 2003 but on or prior to April 30, 2004, the greater of (A) $[CONFIDENTIAL TREATMENT REQUESTED]* plus all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit through the date of repurchase by the Partnership and (B) the Standard Put Payment;

                  (d) if (A) a Change in Control occurs after April 30, 2004,
         (B) there occurs a Failure by the Company to Maintain REIT Status that was not the result of a willful and intentional, and not inadvertent, act of the Company (provided such failure is not a breach of either
         Section 4(s)(vi) or (x) of the Securities Purchase Agreement, in either of which case subsection (e) below shall govern), or (C) at any time after the April 30, 2006, the Standard Put Payment;

                  (e) if a Material Event of Noncompliance has occurred, an amount


----------------
*[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment is being requested. All such omitted material is being filed with The Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

         equal to (i) the Standard Put Payment, computed as of the date the Material Event of Noncompliance has occurred, plus (ii) an amount that, assuming a purchase by the holder of such Series A-2 Preferred Unit on the date of the occurrence of the Material Event of Noncompliance for a price equal to the Standard Put Payment and taking into account both the actual payment of the Standard Put Payment on the date of repurchase by the Partnership and all Regular Distributions paid subsequent to the date the Material Event of Noncompliance occurs, would result in an internal rate of return to such holder from the date of the occurrence of the Material Event of Noncompliance through the date of repurchase by the Partnership of [CONFIDENTIAL TREATMENT REQUESTED]*% per annum; or

                  (f) in addition, if the event giving rise to the exercise of the Put Option is a Material Event of Noncompliance or a Failure by the Company to Maintain REIT Status, and in such case was the result of the willful and intentional, and not inadvertent, act of the General Partner, then the Put Option Exercise Price in such event shall be an amount equal to the Increased Put Payment.

         "PUT PAYMENT AMOUNT" shall have the meaning set forth in Section 3(a) hereof.

         "REDEMPTION DEFAULT" means the non-payment in full of all payments due by the Partnership when and as such payments become due in connection with the events described under Section 3.

         "REGULAR DISTRIBUTION RATE" means, except as otherwise provided herein, on each Distribution Payment Date the amount determined as follows:

                  (a) on or prior to April 30, 2001, [CONFIDENTIAL TREATMENT REQUESTED]*% per annum;

                  (b) subsequent to April 30, 2001 but on or prior to April 30, 2002, [CONFIDENTIAL TREATMENT REQUESTED]*% per annum; and

                  (c) subsequent to April 30, 2002, [CONFIDENTIAL TREATMENT REQUESTED]*% per annum.

         "REGULAR DISTRIBUTIONS" means distributions paid pursuant to Section 2(a) hereof plus distributions paid pursuant to Section 2(d) hereof, in each case on the initial Series A-2 Stated Liquidation Value (i.e., $100, as adjusted pursuant to the first parenthetical in the definition of Series A-2 Stated Liquidation Value herein), to the extent the Distribution Rate in connection with such payment is not in excess of the Regular Distribution Rate, plus distributions paid pursuant to Section 2(e) hereof.

         "REGULAR DIVIDENDS" shall have the meaning ascribed thereto in the Series A-2 Preferred Stock Certificate of Designations.

         "RESTRICTED PROPERTIES PAYMENT AMOUNT" shall have the meaning set forth in Section 3(c) hereof.

         "RESTRICTED PROPERTY TRANSACTION" shall have the meaning ascribed thereto in the Securities Purchase Agreement.


----------------
*[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment is being requested. All such omitted material is being filed with The Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

         "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of April 30, 2001, as amended by Amendment No. 1, dated as of May 11, 2001, by and between the Corporation and iStar Preferred Holdings LLC, a Delaware limited liability company, pursuant to which shares of the Series A Preferred Stock were issued, as such agreement may be further amended from time to time in accordance with its terms.

         "SERIES A PREFERRED STOCK" shall mean the Series A Cumulative Convertible Preferred Stock, par value $.01 per share, of the General Partner as designated pursuant to the Series A Preferred Stock Certificate of Designations.

         "SERIES A PREFERRED STOCK CERTIFICATE OF DESIGNATIONS" shall mean the Certificate of Designations, Preferences and Rights Relating to the Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of the General Partner.

         "SERIES A PREFERRED UNITS" shall mean the Series A-1 Preferred Units and the Series A-2 Preferred units.

         "SERIES A-1 PREFERRED UNITS" means Series A-1 Cumulative Convertible Preferred Partnership Units of the Partnership.

         "SERIES A-2 CONVERSION PRICE" means, with respect to each Series A-2 Preferred Unit, $25, as such amount may be adjusted from time to time pursuant to Section 4.2 hereof.

         "SERIES A-2 CONVERSION VALUE" shall mean, with respect to a Series A-2 Preferred Unit, the amount necessary to generate the Base Internal Rate of Return with respect to such Series A-2 Preferred Unit on the date for which the determination is being made, computed taking into account the cash payment to be made upon conversion of such Series A-2 Preferred Unit pursuant to the final sentence of Section 4.1(a) to the extent such cash payment represents payment of Regular Distributions.

         "SERIES A-2 STATED LIQUIDATION VALUE" means, with respect to each Series A-2 Preferred Unit, $100 (adjusted appropriately in the event the Series A-2 Preferred Units are subdivided into a greater number, whether by unit split, unit distribution or otherwise, or combined into a lesser number, whether by reverse unit split or otherwise, the "initial Series A-2 Stated Liquidation Value") plus any accumulated but unpaid distributions on such Series A-2 Preferred Unit added to such amount pursuant to Section 2(b) hereof (adjusted appropriately in the event the Series A-2 Preferred Units are subdivided into a greater number, whether by unit split, unit distribution or otherwise, or combined into a lesser number, whether by reverse unit split or otherwise). Upon issuance as a result of the conversion or exchange of Series A Preferred Stock, each Series A-2 Preferred Unit shall have a Series A-2 Stated Liquidation Value equal to the Stated Liquidation Value (as defined in the Series A Preferred Stock Certificate of Designation) of its Predecessor Series A Preferred Share as of the date of conversion or contribution of such Predecessor Series A Preferred Share to the Partnership in exchange for such Series A-2 Preferred Unit.

         "STANDARD CALL PAYMENT" means, with respect to each Series A-2 Preferred Unit, (i) the amount necessary to generate the Base Internal Rate of Return with respect to such Series A-2 Preferred Unit plus (ii) the amount of all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit (other than Regular Distributions), each computed as of the date of repurchase by the Partnership.

         "STANDARD PUT PAYMENT" means, with respect to each Series A-2 Preferred Unit, (i) the amount necessary to generate the Base Internal Rate of Return with respect to such Series A-2 Preferred Unit plus (ii) the amount of all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit (other than Regular Distributions), each computed as of the date of repurchase by the Partnership.

         "STANDARD SALE REPURCHASE PRICE" means, with respect to any Series A-2 Preferred Unit, (i) the amount necessary to generate the Base Internal Rate of Return plus (ii) the amount of all accumulated and accrued but unpaid distributions on such Series A-2 Preferred Unit (other than Regular Distributions), each computed as of the date of repurchase by the Partnership.

         "YIELD MAINTENANCE PREMIUM" means for each Series A-2 Preferred Unit for which such premium must be determined, the positive excess, if any, as of the date of the repurchase of such Series A-2 Preferred Unit by the Partnership of (a) the Yield Maintenance Cash Flows (calculated as described below) with respect to such Series A-2 Preferred Unit discounted to the date of repurchase by the Partnership of such Series A-2 Preferred Unit at [CONFIDENTIAL TREATMENT REQUESTED]*. The "YIELD MAINTENANCE CASH FLOWS" with respect to a Series A-2 Preferred Unit is the monthly cash flows otherwise due to the holder of such Series A-2 Preferred Unit for which the Yield Maintenance Premium is being calculated, including all Regular Distributions and the Standard Call Payment (other than amounts required by clause (ii) of the definition of Standard Call Payment) that would be payable to the holder of such Series A-2 Preferred Unit on the assumption that all Regular Distributions are paid in full in cash on each Distribution Payment Date and that the Standard Call Payment was paid in cash in full on the first day after the end of the Early Call Period.


----------------
*[CONFIDENTIAL TREATMENT REQUESTED] Indicates material that has been omitted and for which confidential treatment is being requested. All such omitted material is being filed with The Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.